UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2026, American Clean Resources Group, Inc. (the “Company”) terminated Luke McPherson as Chief Financial Officer, effective immediately. On the same date, the Company’s Board of Directors (the “Board”) appointed Tawana Bain, the Company’s Chief Executive Officer, to serve additionally as Interim Principal Financial Officer and Interim Principal Accounting Officer, without additional compensation.

The biographical information concerning Ms. Bain set forth in Part III, Item 10 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2026, is incorporated herein by reference.

Effective October 19, 2026, the Board appointed Anthony Evers as the Company’s Fractional Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. Upon his appointment, Ms. Bain ceased serving as Interim Principal Financial Officer and Interim Principal Accounting Officer.

Mr. Evers previously served as Chief Financial Officer and Chief Operating Officer of SurgePays, Inc., a telecommunications and financial technology company, beginning in 2020. Following the conclusion of his employment on December 31, 2025, Mr. Evers provided consulting services to SurgePays through June 30, 2026, including financial reporting, SEC filings, and transition assistance.

In connection with his appointment, the Company entered into a consulting agreement (the “Consulting Agreement”) with Satevers II LLC, pursuant to which Mr. Evers will provide services at $250 per hour, subject to a maximum of 60 billable hours per month. Beginning on the 91st day of the engagement, the hourly rate will increase to $275, subject to the same monthly limitation, unless the parties agree to a fixed monthly retainer before that date. A copy of the Consulting Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

There are no family relationships between Mr. Evers and any director or executive officer of the Company. There is no arrangement or understanding between Mr. Evers and any other person pursuant to which he was selected as an officer. Other than the Consulting Agreement, Mr. Evers has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: October 19, 2026	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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